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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                 _____________________________________________

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report:  March 31, 2000
                        -------------------------------
                       (Date of earliest event reported)


                           BAXTER INTERNATIONAL INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        1-4448                                          36-0781620
-------------------------                   ---------------------------------
(Commission file number)                    (IRS Employer Identification No.)


One Baxter Parkway, Deerfield, Illinois                  60015
---------------------------------------                  -----
(Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code:  (847) 948-2000



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                              (Page 1 of 3 pages)
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Item 2.  Acquisition or Disposition of Assets

          On March 31, 2000, Baxter International Inc. ("Baxter") completed the distribution of Edwards Lifesciences Corporation common stock to shareholders of record of Baxter common stock on March 29, 2000. Edwards Lifesciences Corporation was formed initially as a wholly owned subsidiary of Baxter and is primarily comprised of the cardiovascular business previously conducted by Baxter.


                              (Page 2 of 3 pages)
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    BAXTER INTERNATIONAL INC.
                                           (Registrant)



                                    By: /s/ Jan Stern Reed
                                       -------------------
                                       Jan Stern Reed
                                       Secretary


Date:  April 14, 2000


                              (Page 3 of 3 pages)